Exhibit 99.1

Press Release — For Immediate Release
January 30, 2023

Penns Woods Bancorp, Inc. Reports Fourth Quarter and Year Ended 2022 Earnings

Williamsport, PA — January 30, 2023 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $17.4 million for the twelve months ended December 31, 2022, resulting in basic and diluted earnings per share of $2.47.

Highlights

•Net income, as reported under GAAP, for the three and twelve months ended December 31, 2022 was $4.5 million and $17.4 million, respectively, compared to $4.9 million and $16.0 million for the same periods of 2021. Results for the three and twelve months ended December 31, 2022 compared to 2021 were impacted by an increase in after-tax securities losses of $315,000 (from a gain of $284,000 to a loss of $31,000) for the three month period and an increase in after-tax securities losses of $809,000 (from a gain of $521,000 to a loss of $288,000) for the twelve month period. Three and twelve month results for the periods ended December 31, 2022 were impacted by a goodwill impairment charge of $653,000 (after-tax $516,000) related to the wealth management unit (The M Group) as a decline in stock market valuations during 2022 resulted in a decreased level of net income for this entity. Results for the twelve months ended December 31, 2022 were impacted by additional compensation expense of $183,000 (after-tax $145,000) associated with the voluntary cash settlement of 346,725 outstanding stock options. In addition, an after-tax loss of $201,000 related to a branch closure negatively impacted results for the twelve months ended December 31, 2022.

•The provision for loan losses increased $875,000 for the three months and $1.3 million for the twelve months ended December 31, 2022 to $575,000 and $1.9 million, respectively, compared to ($300,000) and $640,000 for the 2021 periods. The increases in the provision for loan losses were primarily due to the significant growth in the loan portfolio.

•Basic and diluted earnings per share for the three and twelve months ended December 31, 2022 were $0.64 and $2.47. Basic and diluted earnings per share for the three and twelve months ended December 31, 2021 were $0.69 and $2.27.

•Annualized return on average assets was 0.92% for three months ended December 31, 2022, compared to 1.02% for the corresponding period of 2021. Return on average assets was 0.90% for the twelve months ended December 31, 2022, compared to 0.85% for the corresponding period of 2021.

•Annualized return on average equity was 10.92% for the three months ended December 31, 2022, compared to 11.59% for the corresponding period of 2021. Return on average equity was 10.73% for the twelve months ended December 31, 2022, compared to 9.93% for the corresponding period of 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses and goodwill impairment, was $5.1 million for the three months ended December 31, 2022 compared to $4.6 million for the same period of 2021. Core earnings were $18.2 million for the twelve months ended December 31, 2022, compared to $15.5 million for the same period of 2021. Core earnings per share for the three months ended December 31, 2022 were $0.71 basic and diluted, compared to $0.65 basic and diluted core earnings per share for the same period of 2021. Core earnings per share for the twelve months ended December 31, 2022 were $2.58 basic and diluted, compared to $2.20 basic and diluted for the same period of 2021. Annualized core return on average assets and core return on average equity were 1.04% and 12.25% for the three months ended December 31, 2022, compared to 0.96% and 10.92% for the corresponding period of 2021. Core return on average assets and core return on average equity were 0.94% and 11.22% for the twelve months ended

December 31, 2022 compared to 0.82% and 9.61% for the corresponding period of 2021. Core earnings for the twelve months ended December 31, 2022 were impacted negatively by an after-tax compensation expense of $145,000 relating to the voluntary cash settlement of 346,725 stock options along with an after-tax loss of $201,000 relating to a branch closure. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2022 was 3.42% and 3.24%, compared to 2.90% and 2.85% for the corresponding periods of 2021. The increase in the net interest margin for the three and twelve month periods was driven by an increase in earning asset yield of 79 and 28 basis points ("bps") as the yield on earning assets increased during 2022 due to the rate increases enacted by the Federal Open Market Committee ("FOMC"). The three and twelve month periods ended December 31 2022 were impacted by an increase of 58 and 8 bps in the yield earned on the securities portfolio as legacy securities matured with the funds reinvested at higher rates. The FOMC rate increases during 2022 and the utilization of excess on balance sheet liquidity during the first nine months of 2022 caused the rate paid on interest-bearing deposits to increase 19 and decrease 17 bps for the three months and twelve months ended December 31, 2022, respectively, compared to the comparable periods of 2021. The excess on balance sheet liquidity allowed deposit rates to be held at historically low levels for the majority of 2022 with rate increases occurring primarily during the fourth quarter of 2022.

Assets

Total assets increased $55.4 million to $2.0 billion at December 31, 2022 compared to December 31, 2021.  Cash and cash equivalents decreased $223.5 million as interest-bearing accounts in other financial institutions decreased $181.7 million and fed funds sold decreased $50.0 million as excess liquidity was primarily utilized to fund the growth in the loan portfolio. Net loans increased $246.1 million to $1.6 billion at December 31, 2022 compared to December 31, 2021, as an emphasis was placed on commercial loan growth coupled with a significant increase in indirect auto lending. The investment portfolio increased $31.8 million from December 31, 2021 to December 31, 2022 as a portion of the excess cash liquidity was invested primarily into short and medium-term municipal bonds with a maturity of 10 years or less.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.30% at December 31, 2022 from 0.45% at December 31, 2021, as non-performing loans decreased to $4.9 million at December 31, 2022 from $6.3 million at December 31, 2021. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $449,000 for the twelve months ended December 31, 2022 impacted the allowance for loan losses, which was 0.95% of total loans at December 31, 2022 compared to 1.02% at December 31, 2021.

Deposits

Deposits decreased $64.9 million to $1.6 billion at December 31, 2022 compared to December 31, 2021. Noninterest-bearing deposits increased $24.7 million to $519.1 million at December 31, 2022 compared to December 31, 2021.  Driving core deposit gathering efforts was the continued emphasis on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. Interest-bearing deposits decreased $89.6 million primarily due to a reduction in the Money Market Account portfolio coupled with the maturity of higher cost time deposits. A campaign to attract time deposits with a maturity of ten to twenty-four months was started during the latter part of 2022.

Shareholders’ Equity

Shareholders’ equity decreased $4.6 million to $167.7 million at December 31, 2022 compared to December 31, 2021.  Accumulated other comprehensive loss of $14.0 million at December 31, 2022 increased from a loss of $1.1 million at December 31, 2021 as a result of a $9.8 million net unrealized loss on available for sale securities at December 31, 2022 (compared to an unrealized gain of $2.4 million at December 31, 2021) coupled with a increase in loss of $654,000 in the defined benefit plan obligation. The current level of shareholders’ equity equates to a book value per share of $23.76 at December 31, 2022 compared to $24.37 at December 31, 2021, and an equity to asset ratio of 8.40% at December 31, 2022 and 8.88% at December 31, 2021. Dividends declared for the twelve months ended December 31, 2022 and 2021 were $1.28 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change
ASSETS:
Noninterest-bearing balances	$27,390	$19,233	42.41%
Interest-bearing balances in other financial institutions	12,943	194,629	(93.35)%
Federal funds sold	—	50,000	(100.00)%
Total cash and cash equivalents	40,333	263,862	(84.71)%

Investment debt securities, available for sale, at fair value	193,673	166,410	16.38%
Investment equity securities, at fair value	1,142	1,288	(11.34)%
Restricted investment in bank stock, at fair value	19,171	14,531	31.93%
Loans held for sale	3,298	3,725	(11.46)%
Loans	1,639,731	1,392,147	17.78%
Allowance for loan losses	(15,637)	(14,176)	10.31%
Loans, net	1,624,094	1,377,971	17.86%
Premises and equipment, net	31,844	34,025	(6.41)%
Accrued interest receivable	9,481	8,048	17.81%
Bank-owned life insurance	34,452	33,768	2.03%
Investment in limited partnerships	4,783	4,607	3.82%
Goodwill	16,450	17,104	(3.82)%
Intangibles	327	480	(31.88)%
Operating lease right of use asset	2,651	2,851	(7.02)%
Deferred tax asset	6,868	2,946	133.13%
Other assets	7,640	9,193	(16.89)%
TOTAL ASSETS	$1,996,207	$1,940,809	2.85%

LIABILITIES:
Interest-bearing deposits	$1,037,397	$1,126,955	(7.95)%
Noninterest-bearing deposits	519,063	494,360	5.00%
Total deposits	1,556,460	1,621,315	(4.00)%

Short-term borrowings	153,349	5,747	2,568.33%
Long-term borrowings	102,783	125,963	(18.40)%
Accrued interest payable	603	651	(7.37)%
Operating lease liability	2,708	2,898	(6.56)%
Other liabilities	12,639	11,961	5.67%
TOTAL LIABILITIES	1,828,542	1,768,535	3.39%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,566,810 and 7,550,272 shares issued; 7,056,585 and 7,070,047 shares outstanding	42,039	41,945	0.22%
Additional paid-in capital	54,252	53,795	0.85%
Retained earnings	98,147	89,761	9.34%
Accumulated other comprehensive (loss) gain:
Net unrealized (loss) gain on available for sale securities	(9,819)	2,373	(513.78)%
Defined benefit plan	(4,139)	(3,485)	(18.77)%
Treasury stock at cost, 510,225 and 480,225	(12,815)	(12,115)	5.78%
TOTAL SHAREHOLDERS' EQUITY	167,665	172,274	(2.68)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,996,207	$1,940,809	2.85%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change		2022	2021	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$16,973	$13,406	26.61%		$58,682	$53,232	10.24%
Investment securities:
Taxable	1,084	790	37.22%		3,634	3,281	10.76%
Tax-exempt	229	160	43.13%		823	655	25.65%
Dividend and other interest income	319	343	(7.00)%		1,789	1,246	43.58%
TOTAL INTEREST AND DIVIDEND INCOME	18,605	14,699	26.57%		64,928	58,414	11.15%

INTEREST EXPENSE:
Deposits	1,499	1,064	40.88%		3,690	5,545	(33.45)%
Short-term borrowings	978	2	n/m		1,007	9	n/m
Long-term borrowings	580	712	(18.54)%		2,451	3,142	(21.99)%
TOTAL INTEREST EXPENSE	3,057	1,778	71.93%		7,148	8,696	(17.80)%

NET INTEREST INCOME	15,548	12,921	20.33%		57,780	49,718	16.22%

PROVISION (RECOVERY) FOR LOAN LOSSES	575	(300)	291.67%		1,910	640	198.44%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,973	13,221	13.25%		55,870	49,078	13.84%

NON-INTEREST INCOME:
Service charges	540	485	11.34%		2,103	1,703	23.49%
Debt securities (losses) gains, available for sale	(51)	376	(113.56)%		(219)	699	(131.33)%
Net equity securities gains (losses}	12	(16)	175.00%		(146)	(40)	(265.00)%
Bank-owned life insurance	163	302	(46.03)%		664	916	(27.51)%
Gain on sale of loans	226	440	(48.64)%	.	1,131	2,474	(54.28)%
Insurance commissions	105	117	(10.26)%		491	553	(11.21)%
Brokerage commissions	120	188	(36.17)%		620	851	(27.14)%
Loan broker income	324	715	(54.69)%		1,674	2,164	(22.64)%
Debit card income	384	345	11.30%		1,464	1,511	(3.11)%
Other	258	243	6.17%		931	838	11.10%
TOTAL NON-INTEREST INCOME	2,081	3,195	(34.87)%		8,713	11,669	(25.33)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,846	5,907	(1.03)%		24,267	23,014	5.44%
Occupancy	700	771	(9.21)%		3,080	3,209	(4.02)%
Furniture and equipment	834	859	(2.91)%		3,288	3,522	(6.64)%
Software amortization	180	236	(23.73)%		840	868	(3.23)%
Pennsylvania shares tax	333	253	31.62%		1,452	1,350	7.56%
Professional fees	688	550	25.09%		2,434	2,432	0.08%
Federal Deposit Insurance Corporation deposit insurance	248	258	(3.88)%		938	963	(2.60)%
Marketing	255	111	129.73%		690	545	26.61%
Intangible amortization	35	44	(20.45)%		154	191	(19.37)%
Goodwill impairment	653	—	n/a		653	—	n/a
Other	1,479	1,270	16.46%		5,202	4,811	8.13%
TOTAL NON-INTEREST EXPENSE	11,251	10,259	9.67%		42,998	40,905	5.12%
INCOME BEFORE INCOME TAX PROVISION	5,803	6,157	(5.75)%		21,585	19,842	8.78%
INCOME TAX PROVISION	1,294	1,278	1.25%		4,163	3,794	9.73%
NET INCOME	$4,509	$4,879	(7.58)%		$17,422	$16,048	8.56%
Earnings attributable to noncontrolling interest	—	—	—%		—	15	(100.00)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,509	$4,879	(7.58)%		$17,422	$16,033	8.66%
EARNINGS PER SHARE - BASIC	$0.64	$0.69	(7.25)%		$2.47	$2.27	8.81%
EARNINGS PER SHARE - DILUTED	$0.64	$0.69	(7.25)%		$2.47	$2.27	8.81%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,055,181	7,068,327	(0.19)%		7,059,437	7,061,818	(0.03)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,055,181	7,068,327	(0.19)%		7,059,437	7,061,818	(0.03)%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Three Months Ended
	December 31, 2022			December 31, 2021
(Dollars in Thousands)	Average Balance (1)	Interest	Average Rate	Average Balance (1)	Interest	Average Rate
ASSETS:
Tax-exempt loans (3)	$61,756	$408	2.62%	$46,583	$317	2.70%
All other loans	1,546,338	16,651	4.27%	1,320,972	13,156	3.95%
Total loans (2)	1,608,094	17,059	4.21%	1,367,555	13,473	3.91%

Federal funds sold	—	—	—%	47,391	85	0.71%

Taxable securities	167,405	1,329	3.22%	148,434	978	2.67%
Tax-exempt securities (3)	41,167	290	2.86%	38,043	202	2.15%
Total securities	208,572	1,619	3.15%	186,477	1,180	2.57%

Interest-bearing deposits	5,797	74	5.06%	184,591	70	0.15%

Total interest-earning assets	1,822,463	18,752	4.09%	1,786,014	14,808	3.30%

Other assets	128,084			130,859

TOTAL ASSETS	$1,950,547			$1,916,873

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$249,793	66	0.10%	$233,791	22	0.04%
Super Now deposits	385,060	623	0.64%	345,653	206	0.24%
Money market deposits	268,519	509	0.75%	301,651	211	0.28%
Time deposits	144,491	301	0.83%	218,260	625	1.14%
Total interest-bearing deposits	1,047,863	1,499	0.57%	1,099,355	1,064	0.38%

Short-term borrowings	97,585	978	3.98%	7,255	2	0.11%
Long-term borrowings	102,814	580	2.24%	125,991	712	2.25%
Total borrowings	200,399	1,558	3.09%	133,246	714	2.13%

Total interest-bearing liabilities	1,248,262	3,057	0.97%	1,232,601	1,778	0.57%

Demand deposits	517,977			496,478
Other liabilities	19,151			19,463
Shareholders’ equity	165,157			168,331

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,950,547			$1,916,873
Interest rate spread (3)			3.12%			2.73%
Net interest income/margin (3)		$15,695	3.42%		$13,030	2.90%
1.    Information on this table has been calculated using average daily balance sheets to obtain average balances.
2.    Non-accrual loans have been included with loans for the purpose of analyzing net interest earnings.
3.    Income and rates on fully taxable equivalent basis include an adjustment for the difference between annual income from tax-exempt obligations and the taxable equivalent of such income at the standard tax rate of 21%

	Three Months Ended December 31,
	2022	2021
Total interest income	$18,605	$14,699
Total interest expense	3,057	1,778
Net interest income (GAAP)	15,548	12,921
Tax equivalent adjustment	147	109
Net interest income (fully taxable equivalent) (non-GAAP)	$15,695	$13,030

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Twelve Months Ended
	December 31, 2022			December 31, 2021
(Dollars in Thousands)	Average Balance (1)	Interest	Average Rate	Average Balance (1)	Interest	Average Rate
ASSETS:
Tax-exempt loans (3)	$55,364	$1,441	2.60%	$46,312	$1,308	2.82%
All other loans	1,439,550	57,544	4.00%	1,299,321	52,199	4.02%
Total loans (2)	1,494,914	58,985	3.95%	1,345,633	53,507	3.98%

Federal funds sold	32,863	465	1.41%	28,395	202	0.71%

Taxable securities	156,584	4,455	2.88%	148,066	4,083	2.80%
Tax-exempt securities (3)	44,301	1,042	2.38%	36,993	829	2.27%
Total securities	200,885	5,497	2.77%	185,059	4,912	2.69%

Interest-bearing deposits	74,401	503	0.68%	201,273	242	0.12%

Total interest-earning assets	1,803,063	65,450	3.63%	1,760,360	58,863	3.35%

Other assets	128,213			129,582

TOTAL ASSETS	$1,931,276			$1,889,942

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$247,003	138	0.06%	$225,637	116	0.05%
Super Now deposits	387,370	1,344	0.35%	307,446	900	0.29%
Money market deposits	289,820	1,105	0.38%	305,883	972	0.32%
Time deposits	161,982	1,103	0.68%	244,341	3,557	1.46%
Total interest-bearing deposits	1,086,175	3,690	0.34%	1,083,307	5,545	0.51%

Short-term borrowings	29,315	1,007	3.44%	7,178	9	0.13%
Long-term borrowings	110,027	2,451	2.23%	135,474	3,142	2.32%
Total borrowings	139,342	3,458	2.48%	142,652	3,151	2.21%

Total interest-bearing liabilities	1,225,517	7,148	0.58%	1,225,959	8,696	0.71%

Demand deposits	519,189			478,984
Other liabilities	24,182			23,568
Shareholders’ equity	162,388			161,431

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,931,276			$1,889,942
Interest rate spread (3)			3.05%			2.64%
Net interest income/margin (3)		$58,302	3.24%		$50,167	2.85%
1.    Information on this table has been calculated using average daily balance sheets to obtain average balances.
2.    Non-accrual loans have been included with loans for the purpose of analyzing net interest earnings.
3.    Income and rates on fully taxable equivalent basis include an adjustment for the difference between annual income from tax-exempt obligations and the taxable equivalent of such income at the standard tax rate of 21%

	Twelve Months Ended December 31,
	2022	2021
Total interest income	$64,928	$58,414
Total interest expense	7,148	8,696
Net interest income	57,780	49,718
Tax equivalent adjustment	522	449
Net interest income (fully taxable equivalent) (non-GAAP)	$58,302	$50,167

(Dollars in Thousands, Except Share and Per Share Data, Unaudited)	Quarter Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Operating Data
Net income	$4,509	$5,250	$4,231	$3,432	$4,879
Net interest income	15,548	15,532	13,847	12,853	12,921
Provision (credit) for loan losses	575	855	330	150	(300)
Net security (losses) gains	(39)	(211)	(54)	(61)	360
Non-interest income, excluding net security (losses) gains	2,120	2,294	2,191	2,473	2,835
Non-interest expense	11,251	10,320	10,420	11,007	10,259

Performance Statistics
Net interest margin	3.42%	3.47%	3.12%	2.93%	2.90%
Annualized return on average assets	0.92%	1.09%	0.88%	0.72%	1.02%
Annualized return on average equity	10.92%	12.61%	10.15%	8.17%	11.59%
Annualized net loan charge-offs (recoveries) to average loans	0.04%	0.01%	(0.01)%	0.09%	0.02%
Net charge-offs (recoveries)	149	37	(40)	303	81
Efficiency ratio	59.79%	57.70%	64.72%	71.53%	64.83%

Per Share Data
Basic earnings per share	$0.64	$0.74	$0.60	$0.49	$0.69
Diluted earnings per share	0.64	0.74	0.60	0.49	0.69
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.76	23.32	23.56	23.81	24.37
Common stock price:
High	26.89	24.29	24.35	24.67	24.65
Low	23.15	22.02	22.34	23.64	23.50
Close	26.62	22.91	23.09	24.43	23.65
Weighted average common shares:
Basic	7,055	7,051	7,059	7,073	7,068
Fully Diluted	7,055	7,051	7,059	7,073	7,068
End-of-period common shares:
Issued	7,567	7,563	7,559	7,555	7,550
Treasury	(510)	(510)	(510)	(480)	(480)

(Dollars in Thousands, Except Share and Per Share Data, Unaudited)	Quarter Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Financial Condition Data:
General
Total assets	$1,996,207	$1,905,116	$1,891,806	$1,916,809	$1,940,809
Loans, net	1,624,094	1,545,489	1,474,739	1,391,943	1,377,971
Goodwill	16,450	17,104	17,104	17,104	17,104
Intangibles	327	361	396	437	480
Total deposits	1,556,460	1,590,415	1,589,579	1,612,395	1,621,315
Noninterest-bearing	519,063	537,403	524,288	514,130	494,360
Savings	247,952	249,532	249,057	245,661	236,312
NOW	372,574	392,140	353,102	379,838	366,399
Money Market	270,589	268,532	309,453	299,166	318,877
Time Deposits	146,282	142,808	153,679	173,600	205,367
Total interest-bearing deposits	1,037,397	1,053,012	1,065,291	1,098,265	1,126,955

Core deposits*	1,410,178	1,447,607	1,435,900	1,438,795	1,415,948
Shareholders’ equity	167,665	164,489	166,054	168,427	172,274

Asset Quality
Non-performing loans	$4,890	$5,743	$5,100	$5,281	$6,250
Non-performing loans to total assets	0.24%	0.30%	0.27%	0.28%	0.32%
Allowance for loan losses	15,637	15,211	14,393	14,023	14,176
Allowance for loan losses to total loans	0.95%	0.97%	0.97%	1.00%	1.02%
Allowance for loan losses to non-performing loans	319.78%	264.86%	282.22%	265.54%	226.82%
Non-performing loans to total loans	0.30%	0.37%	0.34%	0.38%	0.45%

Capitalization
Shareholders’ equity to total assets	8.40%	8.63%	8.78%	8.79%	8.88%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2022	2021	2022	2021
GAAP net income	$4,509	$4,879	$17,422	$16,033
Net securities losses (gains), net of tax	31	(284)	288	(521)
Goodwill impairment	516	—	516	—
Non-GAAP core earnings	$5,056	$4,595	$18,226	$15,512

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Return on average assets (ROA)	0.92%	1.02%	0.90%	0.85%
Net securities losses (gains), net of tax	0.01%	(0.06)%	0.01%	(0.03)%
Goodwill impairment	0.11%	—%	0.03%	—%
Non-GAAP core ROA	1.04%	0.96%	0.94%	0.82%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Return on average equity (ROE)	10.92%	11.59%	10.73%	9.93%
Net securities losses (gains), net of tax	0.08%	(0.67)%	0.17%	(0.32)%
Goodwill impairment	1.25%	—%	0.32%	—%
Non-GAAP core ROE	12.25%	10.92%	11.22%	9.61%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Basic earnings per share (EPS)	$0.64	$0.69	$2.47	$2.27
Net securities losses (gains), net of tax	—	(0.04)	0.04	(0.07)
Goodwill impairment	0.07	—	0.07	—
Non-GAAP basic core EPS	$0.71	$0.65	$2.58	$2.20

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Diluted EPS	$0.64	$0.69	$2.47	$2.27
Net securities losses (gains), net of tax	—	(0.04)	0.04	(0.07)
Goodwill impairment	0.07	—	0.07	—
Non-GAAP diluted core EPS	$0.71	$0.65	$2.58	$2.20